                                                                    EXHIBIT 4.12

                  __________________________________________

                       AMENDED AND RESTATED DECLARATION

                                   OF TRUST

                                      of

                        Sempra Energy Capital Trust [ ]

                           Dated as of [ ], 200[__]

                   __________________________________________
                        SEMPRA ENERGY CAPITAL TRUST [ ]

               Certain Sections of this Declaration relating to
                        Sections 310 through 318 of the
                         Trust Indenture Act of 1939:
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Trust Indenture Act Section                                 Declaration Section
---------------------------                                 -------------------

(S)310(a)(1)..............................................  9.4
      (a)(2)                                                9.4
      (a)(3)..............................................  9.6
      (a)(4)..............................................  3.6
      (b).................................................  9.5
(S)311(a).................................................  9.10
      (b).................................................  9.10
(S)312(a).................................................  2.2
      (b).................................................  2.2
      (c).................................................  2.2
(S)313(a).................................................  2.3(a)
      (a)(4)..............................................  2.3(b)
      (b).................................................  2.3(c)
      (c).................................................  11.8
      (d).................................................  2.3(c)
(S)314(a).................................................  2.4
      (b).................................................  Not Applicable
      (c)(1)..............................................  2.5
      (c)(2)..............................................  2.5
      (c)(3)..............................................  Not Applicable
      (d).................................................  Not Applicable
      (e).................................................  2.5
(S)315(a).................................................  3.6
      (b).................................................  2.7, 11.8
      (c).................................................  3.6
      (d).................................................  3.6
      (e).................................................  Not Applicable
(S)316(a).................................................  Not Applicable
      (a)(1)(A)...........................................  Not Applicable
      (a)(1)(B)...........................................  Not Applicable
      (a)(2)..............................................  Not Applicable
      (b).................................................  2.6
      (c).................................................  7.7
(S)317(a)(1)..............................................  Not Applicable
      (a)(2)..............................................  Not Applicable
      (b).................................................  6.8
(S)318(a).................................................  2.1

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of this Declaration.

                       AMENDED AND RESTATED DECLARATION

                                   OF TRUST

                                      OF

                        SEMPRA ENERGY CAPITAL TRUST [ ]

                            Dated as of [ ], 200[ ]

          THIS AMENDED AND RESTATED DECLARATION OF TRUST, dated and effective as of [ ], 200[__] (this "Declaration"), by and among the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Sempra Energy, a California corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Sempra Energy Capital Trust [ ] (the "Trust") to be issued pursuant to this Declaration;

          WHEREAS, certain of the Trustees and the Sponsor established the Trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust, dated as of April 22, 1999 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on April 22, 1999, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Subordinated Debt Securities (as defined herein) of the Subordinated Debt Securities Issuer (as defined herein);

          WHEREAS, the Sponsor and the Trustees desire to amend and restate the Original Declaration as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement (as defined herein), and (iii) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Subordinated Debt Securities (as defined herein); provided, however, that none of the amendments hereto are intended to amend any of the provisions included in the Declaration that are required be included in an indenture pursuant to the Trust Indenture Act.

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                  ARTICLE I.

                        INTERPRETATION AND DEFINITIONS

Section 1.1    Definitions.

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust, as modified, supplemented or amended from time to time, including (i) all exhibits hereto and (ii) for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively;

               (d) all references in this Declaration to "Articles" and "Sections" and "Exhibits" are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or subdivision;

               (f) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration; and

               (g) a reference to the singular includes the plural and vice versa.
               In addition, the following terms shall have the meanings set forth below.

               "Act" has the meaning specified in Section 7.8.

               "Additional Amount" means, with respect to Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Officers' Certificate establishing the terms of the Subordinated Debt Securities pursuant to Section 303 of the Indenture) paid by the Sponsor on a Like Amount of Subordinated Debt Securities for such period.

               "Additional Sums" has the meaning specified in Section ___ of the Officers' Certificate establishing the terms of the Subordinated Debt Securities pursuant to Section 303 of the Indenture.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Bank" means The Bank of New York, a New York banking corporation, other than in its capacity as Property Trustee or a Subordinated Debt Securities Trustee.

               "Bankruptcy Event" means, with respect to any Person:

               (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

               "Bankruptcy Laws" has the meaning specified in Section 11.9.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Sponsor to have been duly adopted by the Sponsor's Board of Directors, or such committee of the Board of Directors or officers of the Sponsor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

               "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be evidenced through book entries by a Clearing Agency as described in Section 6.10.

          "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust

Office or the Corporate Trust Office of the Subordinated Debt Securities Trustee is closed for business.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq., as it may be amended from time to time, or any successor legislation.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization, the Preferred Securities shall be registered in global form and which shall undertake to effect book entry transfers and pledges of the Preferred Securities. The Depository Trust Company will be the initial Clearing Agency.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Date" means [              ], 200[ ].

               "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Securities Guarantee" means the guarantee agreement dated
as of [              ], 200[ ] of the Sponsor in respect of the Common
Securities.

               "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $___ and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

               "Common Securityholder" means the Holder from time to time of the Common Securities.

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

               "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located at 101 Barclay Street, Floor 21 West, New York, New York 10286, and (ii) when used with respect to the Subordinated Debt

Securities Trustee, the principal office of the Subordinated Debt Securities Trustee located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

               "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued as Book-Entry Preferred Securities Certificates as provided in Section 6.10(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 6.12.

               "Delaware Trustee" means The Bank of New York (Delaware), a Delaware banking corporation, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

               "Direct Action" has the meaning set forth in Section 3.6(c).

               "Distribution" means a distribution payable to Securityholders in accordance with Section 5.1.

               "Distribution Date" has the meaning specified in Section 5.1(a).

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a)  the occurrence of an Indenture Event of Default; or

               (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days, provided that no Deferral Period (as defined in the Officers' Certificate establishing the Subordinated Debt Securities pursuant to Section 303 of the Indenture) is continuing; or

               (c) default by the Trust in the payment of any Redemption Price of any Security when it becomes due and payable; or

               (d) default in the performance, or breach, in any material respect, of any provision of this Declaration (other than a covenant or warranty a default in the performance or breach of which is dealt with in clause (b) or
(c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Sponsor to appoint a Successor Property Trustee within 60 days thereof.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

               "Guarantee" means the Guarantee Agreement executed and delivered by the Guarantor and The Bank of New York, a New York banking corporation, as trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the holders of the Preferred Securities, as amended from time to time.

               "Guarantor" means Sempra Energy, a California corporation, and its successors and assigns.

               "Indemnified Person" has the meaning specified in Section 9.3(a).

               "Indenture" means the Indenture dated as of [              ],
200[ ] among the Subordinated Debt Securities Issuer and The Bank of New York, as trustee, as supplemented by an Officers' Certificate (as defined in the
Indenture) dated as of [              ], 200[ ] pursuant to Section 301 of the
Indenture.

               "Indenture Event of Default" means an "Event of Default," as defined in the Indenture, with respect to the Subordinated Debt Securities.

               "Indenture Redemption Date" means, with respect to any Subordinated Debt Securities to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

               "Legal Action" means any action to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust.

               "Like Amount" means (a) with respect to a redemption of Securities, Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of Subordinated Debt Securities to be contemporaneously redeemed or repaid in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Securities, and (b) with respect to a distribution of Subordinated Debt Securities to Securityholders in connection with a dissolution or liquidation of the Trust, Subordinated Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Securities of the Holder to whom such Subordinated Debt Securities are distributed.

               "Liquidation Amount" means the stated amount of $___ per Security.

               "Liquidation Date" means the date on which Subordinated Debt Securities are to be distributed to Securityholders in connection with a dissolution and liquidation of the Trust pursuant to Section 10.4(a).

               "Liquidation Distribution" has the meaning specified in Section 10.4(d).

               "Majority in Liquidation Amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of Preferred Securities or Common Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities voting separately as a class, who vote Securities of a relevant class and the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Securityholders represents more than 50% of the above stated aggregate liquidation amount of all Securities of such class.

               "Officer's Certificate" means a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, a Vice President, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Sponsor, and delivered to the appropriate Trustee. The officer signing an Officer's Certificate given pursuant to Section 3.7 shall be the principal executive, financial or accounting officer of the Sponsor. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

               (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Sponsor, and who shall be reasonably acceptable to the Property Trustee.

               "Original Declaration" has the meaning specified in the recitals to this Declaration.

               "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore executed and delivered under this Declaration, except:

               (a) Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

               (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the

Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

               (c) Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 6.4, 6.5, 6.10 and 6.12; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (ii) the foregoing proviso shall not apply at any time when all of the outstanding Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

               "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

               "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 6.8 and shall initially be the Bank.

               "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Subordinated Debt Securities will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Securityholders in accordance with Sections 5.1 and 5.2.

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $____ and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

               "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

          "Property Trustee" means The Bank of New York, a New York banking corporation, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any Successor Property Trustee appointed as herein provided.

          "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Indenture Redemption Date and the Stated Maturity (as defined in the Indenture) of the Subordinated Debt Securities shall be a Redemption Date for a Like Amount of Securities.

          "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, allocated on a pro rata basis (based on Liquidation Amounts) among the Securities.

          "Regular Trustees" means each of ___________, ___________ and ___________, solely in such Person's capacity as Regular Trustee of the Trust formed and continued hereunder and not in such Person's individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

          "Relevant Trustee" shall have the meaning specified in Section 9.7.

          "Responsible Officer" means, with respect to the Property Trustee, any Vice-President, any Assistant Vice-President, any Assistant Secretary, any Assistant Treasurer, any Trust Officer or Assistant Trust Officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Securities" means the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor legislation.

          "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 6.4.

          "Securityholder" or "Holder" means a Person in whose name a Security or Securities is registered in the Securities Register, any such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

          "Sponsor" means Sempra Energy, a California corporation, or any permitted successor thereof under the Indenture, in its capacity as sponsor of the Trust.

          "Subordinated Debt Securities" means the ___% Subordinated Deferrable Interest Notes, Series __, due _________ to be issued by the Subordinated Debt Securities Issuer under the Indenture and to be held by the Property Trustee pursuant to Section 3.14. A specimen certificate for such series of Subordinated Debt Securities is attached hereto as Exhibit B.

          "Subordinated Debt Securities Issuer" means Sempra Energy, a California corporation.

          "Subordinated Debt Securities Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

          "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 9.4.

          "Tax Event" means the receipt by the Trust of an Opinion of Counsel from counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Subordinated Debt Securities,
(ii) interest payable by the Sponsor on the Subordinated Debt Securities is not, or within 90 days after the date of such Opinion of Counsel, will not be, deductible by the Sponsor, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Property" means (a) the Subordinated Debt Securities, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Underwriting Agreement" means the Pricing Agreement (including the
Underwriting Agreement incorporated by reference therein), dated [         ],
200[ ], among the Trust, the Sponsor and the underwriters named therein.

          "25% in aggregate Liquidation Amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who vote Securities of a relevant class and the Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 25% of the above stated aggregate Liquidation Amount of all Securities of such class.

                                  ARTICLE II.

                              TRUST INDENTURE ACT

Section 2.1 Trust Indenture Act; Application.

            (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions;

            (b) the Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act;

            (c) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; and

            (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2 Lists of Securityholders.

            (a) Each of the Sponsor and the Regular Trustees, on behalf of the Trust, shall provide the Property Trustee (i) not later than 15 days after each of ________, ________, _______ and ________ (each such date a "Regular Record
Date") of each year a list, in such form as the Property Trustee may reasonably require, containing all the information in the possession or control of the Sponsor, or any of its Paying Agents other than the Property Trustee, as to the names and addresses of the Securityholders ("List of Holders") as of the preceding respective Regular Record Date, and (ii) at such other times as the Property Trustee may request in writing, within 30 days after the receipt by the Trust of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders; and

            (b) the Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3 Reports by the Property Trustee.

            (a)  Within 60 days after _______ of each year, commencing
_______, 200_, the Property Trustee shall provide to the Securityholders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            (b) In addition, the Property Trustee shall transmit to all Securityholders in accordance with Section 11.8, and to the Sponsor, a brief report dated as of such ___ with respect to:

                 (i) its eligibility under Section 9.4 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

                 (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the NASDAQ National Market or such other interdealer quotation system or self-regulatory organization upon which the Securities are listed or traded (information regarding each such listing to be provided to the Property Trustee by the Sponsor), with the Commission and with the Sponsor.

Section 2.4 Periodic Reports to the Property Trustee.

            Each of the Sponsor and the Regular Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5 Evidence of Compliance with Conditions Precedent.

            Each of the Sponsor and the Regular Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

Section 2.6 Rights of Securityholders; Events of Default; Waiver.

            (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 3.14, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Securityholders, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            (b) For so long as any Preferred Securities remain Outstanding, if, upon an Indenture Event of Default, the Subordinated Debt Securities Trustee fails or the holders of not less than 25% in principal amount of the outstanding Subordinated Debt Securities fail to declare the principal of all of the Subordinated Debt Securities to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Sponsor and the Subordinated Debt Securities Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Subordinated Debt Securities shall become immediately due and payable, provided that the payment of principal and interest on such Subordinated Debt Securities shall remain subordinated to the extent provided in the Indenture.

            (c) At any time after such a declaration of acceleration with respect to the Subordinated Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Subordinated Debt Securities Trustee as in the Indenture provided, the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, by written notice to the Property Trustee, the Sponsor and the Subordinated Debt Securities Trustee, may rescind and annul such declaration and its consequences if:

                 (i) the Sponsor has paid or deposited with the Subordinated Debt Securities Trustee a sum sufficient to pay

                      (A) all overdue interest on all of the Subordinated Debt Securities which has become due otherwise than by such declaration of acceleration;

                      (B) the principal of (and premium, if any, on) any Subordinated Debt Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in the Subordinated Debt Securities or, if no such rate or rates are so provided, at the rate of interest borne by the Subordinated Debt Securities;

                      (C) to the extent that payment of such interest is lawful, interest upon overdue interest which has become due otherwise than by such declaration of acceleration at the rate or rates prescribed therefor in the Subordinated Debt Securities or, if no such rate or rates are so provided, at the rate of interest borne by the Subordinated Debt Securities; and

                      (D) all sums paid or advanced by the Subordinated Debt Securities Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Subordinated Debt Securities Trustee and the Property Trustee, their agents and counsel and any amounts due the Subordinated Debt Securities Trustee under Section 607 of the Indenture; and

                 (ii) all Events of Default with respect to the Subordinated Debt Securities, other than the non-payment of the principal of the Subordinated Debt Securities which has become due solely by such acceleration, have been cured or waived as provided in Section 513 of the Indenture.

            (d) The Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities may, on behalf of the Holders of all the Outstanding Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest on the Subordinated Debt Securities (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and accrued and unpaid interest, if any, due otherwise than by acceleration has been deposited with the Subordinated Debt Securities Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Subordinated Debt Security. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            (e) Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 2.6(e).

            (f) A waiver of any Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Preferred Securities under this Declaration. Any waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Declaration with respect to the Common Securities for all purposes of this Declaration without further act, vote or consent of the Holders of the Common Securities.

            (g) The foregoing provisions of Sections 2.6(b) through (f) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

Section 2.7 Event of Default; Notice.

            The Property Trustee shall, within 90 days after the occurrence of an Event of Default with respect to the Securities known to the Property Trustee, transmit by mail, first class postage prepaid, to the Securityholders, the Regular Trustees and the Sponsor, notices of all such defaults unless such defaults have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be an Event of Default as, not including any periods of grace provided for herein or in the Indenture and irrespective of the giving of any notice provided herein or in the Indenture); provided, that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Subordinated Debt Securities or Preferred Securities, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders.

                                 ARTICLE III.

                          ESTABLISHMENT OF THE TRUST

Section 3.1 Name.

            The Trust is named "Sempra Energy Capital Trust [ ]," as such name may be modified from time to time by the Regular Trustees following written notice to the Securityholders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

Section 3.2 Office of the Delaware Trustee; Principal Place of Business.

            The address of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, Delaware 19711, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Sponsor. The address of the principal office of the Trust is c/o Sempra Energy, 101 Ash Street, San Diego, California, 92101.

On ten (10) Business Days written notice to the Property Trustee and Securityholders, the Regular Trustees may designate another principal office.

Section 3.3 Declaration of Trust; Purpose.

            The exclusive purposes and functions of the Trust are (i) to issue and sell Securities and use the proceeds from such sale to acquire the Subordinated Debt Securities, (ii) to distribute the cash payments it receives on the Subordinated Debt Securities it owns to the Securityholders, and (iii) to engage in only those activities necessary, appropriate, convenient or incidental thereto. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807(a) of the Delaware Business Trust Act.

Section 3.4 Authority of Trustees.

            The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in
Section 3.8, and in accordance with the following Sections 3.5 and 3.6, the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration, and to perform all acts in furtherance thereof.

Section 3.5 Power and Authority of Regular Trustees.

            (a) Without limiting Section 3.4, each Regular Trustee, acting singly or collectively, shall have the power and authority to act on behalf of the Trust, including, without limitation, with respect to the following matters:

                 (i)    the issuance and sale of the Securities;

                 (ii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                 (iii) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                 (iv) assisting in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Sponsor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                 (v) assisting in the sending of notices (other than notices of default) and other information regarding the Securities and the Subordinated Debt Securities to the Securityholders in accordance with this Declaration;

                 (vi) consenting to the appointment of a Paying Agent in accordance with this Declaration;

                 (vii) execution of the Securities on behalf of the Trust in accordance with this Declaration;

                 (viii) execution and delivery of closing certificates pursuant to the Underwriting Agreement and application for a taxpayer identification number for the Trust;

                 (ix) unless otherwise determined by the Sponsor, the Property Trustee or the Holders of Preferred Securities representing more than 50% of the aggregate Liquidation Amount of the Outstanding Preferred Securities, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Regular Trustees) any documents that the Regular Trustees have the power to execute pursuant to this Declaration; and

                 (x) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

          (b) Notwithstanding anything herein to the contrary, the Trustees are authorized, and the Regular Trustees are directed, to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, (ii) the Trust will be classified as a grantor trust for United States Federal income tax purposes and (iii) so that the Subordinated Debt Securities will be treated as indebtedness of the Sponsor for United States Federal income tax purposes and shall not take any action which is inconsistent with or contrary to these purposes. In this connection, the Sponsor and the Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Sponsor and the Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities.

          (c) Subject to this Section 3.5, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.6.

          (d) The Trust initially appoints the Property Trustee as transfer agent and registrar for the Preferred Securities.

Section 3.6 Powers and Duties of the Property Trustee.

            (a) The Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                 (i)    the establishment of the Payment Account;

                 (ii)   the receipt of the Subordinated Debt Securities;

                 (iii) the collection of interest, principal and any other payments made in respect of the Subordinated Debt Securities in the Payment Account;

                 (iv) the distribution through the Paying Agent of amounts owed to the Securityholders in respect of the Securities;

                 (v) the exercise of all of the rights, powers and privileges of a holder of the Subordinated Debt Securities;

                 (vi) the sending of notices of default and other information regarding the Securities and the Subordinated Debt Securities to the Securityholders in accordance with this Declaration;

                 (vii) the distribution of the Trust Property in accordance with the terms of this Declaration;

                 (viii) to the extent provided in this Declaration, assisting in the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                 (ix)   after an Event of Default (other than under paragraph
     (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                 (x) any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration, the Business Trust Act or the Trust Indenture Act; and

                 (xi) any of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.5(a)(v), (vi) and (x);

and in the event of a conflict between the actions of the Regular Trustees and those of the Property Trustee, the actions of the Property Trustee shall prevail.

          (b) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities and this Declaration.

          (c) If the Property Trustee fails to enforce its rights under the Subordinated Debt Securities after a Holder of Preferred Securities has made a written request, such Holder may, to the fullest extent permitted by law, institute a legal proceeding against the Subordinated Debt Securities Issuer, to enforce the Property Trustee's rights under the Subordinated Debt Securities, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Subordinated Debt Securities Issuer to pay interest, premium, if any, or principal on the Subordinated Debt Securities on the date such interest, premium, if any, or principal is otherwise payable (or in the case of redemption, on the redemption date), then Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, premium, if any, or interest on, the Subordinated Debt Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action"). Notwithstanding any payments made to any Holders of Preferred Securities by the Subordinated Debt Securities Issuer in connection with a Direct Action, the Subordinated Debt Securities Issuer shall remain obligated to pay the principal of, premium, if any, or interest on the Subordinated Debt Securities held by the Trust or the Property Trustee of the Trust, and the Subordinated Debt Securities Issuer shall be subrogated to the rights of the Holders of such Preferred Securities with respect to payments on the Preferred Securities. Except as provided in the preceding sentences and in the Preferred Securities Guarantee, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Subordinated Debt Securities.

          (d) No resignation of the Property Trustee shall be effective unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Securityholders pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Section 9.8.

          (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Debt Securities under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Securityholders, enforce its rights as holder of the Subordinated Debt Securities subject to the rights of the Holders pursuant to the terms of such Securities and this Declaration.

          (f) The Property Trustee may authorize one or more Paying Agents to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (g) Subject to this Section 3.6, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 3.5 of this Declaration.

          (h)  The Property Trustee must exercise the powers set forth in this
Section 3.6 in a manner which is consistent with the purposes, functions and characterization for United States federal income tax purposes of the Trust set forth in Section 3.5(b) and the Property Trustee shall not take any action which is inconsistent with or contrary to the purposes, functions and characterization for United States federal income tax purposes of the Trust set out in Section 3.5(b) of this Declaration.

          (i) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred:

               (i) shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Securities, and no implied covenants, duties or obligations shall be read into this Declaration against the Property Trustee; and

               (ii) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration.

          In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise or use, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (j) no provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i)    this Subsection shall not be construed to limit Subsection
     (i) of this Section;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration including, without limitation, with respect to the Securities;

                 (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

                 (v) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor; and

                 (vi) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (k) Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Property Trustee shall be subject to the provisions of this Section.

Section 3.7 Certain Rights of the Property Trustee.

            Subject to the provisions of Section 3.6:

            (a) if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions of this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Declaration, the Property Trustee shall take such action, or refrain from taking such action, not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;


            (b) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officer's Certificate;

            (c) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

            (d) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

            (e) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction at the expense of the Sponsor;

            (f) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (g) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Trust, personally or by agent or attorney at the expense of the Sponsor and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (h) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys;

            (i) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property
Trustee:

                 (i) may request written instructions from the Securityholders which written instructions may only be given by the Holders of the same proportion in aggregate Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action;

                 (ii) may refrain from enforcing such remedy or right or taking such other action until such written instructions are received; and

                 (iii) shall be protected in acting in accordance with such written instructions; and

            (j) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

            No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.8 Prohibition of Actions by the Trust and the Trustees.

            (a) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees (acting on behalf of he Trust) shall not:

                 (i) acquire any investments other than the Subordinated Debt Securities,

                 (ii) engage in any activities not authorized by this Declaration,

                 (iii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein,

                 (iv) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes,

                 (v) incur any indebtedness for borrowed money or issue any other debt or

                 (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property.

            (b) The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders; provided, however, that (x) all expenses relating to such defense shall be borne by the Sponsor and (y) the Property Trustee shall be fully indemnified by the Sponsor for all costs incurred in connection with such defense.

Section 3.9 Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Certificates shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Subordinated Debt Securities.

Section 3.10 Organizational Expenses.

            The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

Section 3.11 Rights and Responsibilities of Sponsor.

             In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

             (i) the preparation and filing by the Trust with the Commission of prospectus supplements and the execution on behalf of the Trust of post-effective amendments to the registration statement relating to the Preferred Securities on the appropriate form in relation to the Preferred Securities;

             (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

             (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

             (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under
     Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto, if required;

             (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

             (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

Section 3.12 Issuance of Preferred Securities.

             The Sponsor and the Trust have executed and delivered the Underwriting Agreement. On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 6.2, and upon written direction the Property Trustee shall make available to the Underwriters named in the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, evidencing an aggregate of ___________ Preferred Securities having an aggregate Liquidation Amount of $____________, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities of $_____________, less applicable discounts and commissions.

Section 3.13 Issuance of Common Securities.

             On the Closing Date, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 6.2, and the Property Trustee shall deliver to the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, evidencing an aggregate of __________ Common Securities having an aggregate Liquidation Amount of $________ against receipt by the Property Trustee from the Sponsor of such amount. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor the Subordinated Debt Securities, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $___________, and, in satisfaction of the purchase price for such Subordinated Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of $___________ (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of
Section 3.12 and (ii) the first sentence of this Section 3.13).

Section 3.14 Title to Property of the Trust.

             Except as provided in Section 3.6 with respect to the Subordinated Debt Securities and the Payment Account or as otherwise provided in this Declaration, legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration.

                                  ARTICLE IV.

                                PAYMENT ACCOUNT

Section 4.1  Payment Account.

             (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

             (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                  ARTICLE V.

                           DISTRIBUTIONS; REDEMPTION

Section 5.1  Distributions.

             (a) The Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Officers' Certificate establishing the terms of the Subordinated Debt Securities pursuant to Section 303 of the Indenture) are made on the Subordinated Debt Securities. Accordingly:

                   (i) Distributions on the Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from _________, 200__, and, except in the event (and to the extent) that the Sponsor exercises its right to defer the payment of interest on the Subordinated Debt Securities pursuant to the Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on _________, 200[ ]. If any date on which a Distribution is otherwise payable on the Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 5.1(a), a "Distribution Date").


                   (ii) Assuming payments of interest on the Subordinated Debt Securities are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Securities shall be payable at a rate ______% per annum of the Liquidation Amount of the Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

                   (iii) Distributions on the Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

          (b) Distributions on the Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Distribution Date.

Section 5.2 Redemption.

            (a) On each Indenture Redemption Date and on the stated maturity of the Subordinated Debt Securities, the Trust will be required to redeem a Like Amount of Securities at the Redemption Price.

            (b) Notice of redemption shall be given by the Property Trustee at the expense of the Sponsor by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date (or, in the event that the redemption results from acceleration after the occurrence of an Indenture Event of an Indenture Event of Default and the Property Trustee is unable to give such notice within such period, as soon as practicable) to each Securityholder to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                 (i)    the Redemption Date;

                 (ii)   the Redemption Price;

                 (iii)  the CUSIP number;

                 (iv) if less than all the Outstanding Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Securities to be redeemed; and

                 (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date, except as provided in Section 5.2(d).

          (c) The Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Subordinated Debt Securities. Redemptions of the Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

          (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 2:00 p.m., New York City time, on the Redemption Date, subject to Section 5.2(c), the Property Trustee will, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency instructions with respect to payment of the Redemption Price to the holders of the Preferred Securities in accordance with the procedures set forth in the applicable agreement between the Property Trustee and such Clearing Agency. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 5.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying

Agent instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates in accordance with the notice of redemption. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Securities called for redemption shall be payable to the Holders of such Securities as they appear on the Securities Register on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (e) Payment of the Redemption Price on the Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Securities on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date; provided, however, that in the event that the Preferred Securities do not remain in book-entry-only form, the relevant record date shall be the date 15 days prior to the relevant Redemption Date.

          (f) Subject to Section 5.3(a), if less than all the Outstanding Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities and Common Securities to be redeemed shall be selected on a pro rata basis (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities and Common Securities, respectively, not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $___ or an integral multiple of $___ in excess thereof) of the Liquidation Amount of Preferred Securities and Common Securities, respectively, of a denomination larger than $___. The Property Trustee shall promptly notify the Security Registrar in writing of the Preferred Securities and Common Securities selected for redemption and, in the case of any Preferred Securities or Common Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities or Preferred Securities shall relate, in the case of any Preferred Securities or Common Securities, as applicable, redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities or Common Securities, as applicable, that has been or is to be redeemed.

Section 5.3  Subordination of Common Securities.

             (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Securities, as applicable, shall be made, subject to Section 5.2(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

             (b) In the case of the occurrence of any Event of Default resulting from any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Declaration until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Declaration with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

Section 5.4  Payment Procedures.

             Payments of Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder. Any Distributions in respect of Preferred Securities that remain unclaimed for a period of two years following the applicable Distribution Date shall be paid to the Holder of the Common Securities.

Section 5.5  Tax Returns and Reports.

             The Regular Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns, payee statements and reports required to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate

Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided. The Regular Trustees shall provide the Sponsor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees and the Paying Agent shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Securities.

Section 5.6  Payment of Taxes, Duties, Etc. of the Trust.

             Upon receipt under the Subordinated Debt Securities of Additional Sums, the Property Trustee, pursuant to written instructions from the Sponsor detailing the payments to be made, shall promptly pay at the expense of the Sponsor any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

Section 5.7  Payments under Indenture or Pursuant to Direct Actions.

             Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to [Section 2.19] of the Officers' Certificate establishing the Subordinated Debt Securities pursuant to Section 303 of the Indenture or Section 3.6(c) of this Declaration.

                                  ARTICLE VI.

                         TRUST SECURITIES CERTIFICATES

Section 6.1  Initial Ownership.

             Upon the formation of the Trust and until the issuance of the Securities, and at any time during which no Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

Section 6.2  Certificates.

             The Preferred Securities Certificates shall be issued in minimum denominations of $___ Liquidation Amount and integral multiples of $___ in excess thereof, and the Common Securities Certificates shall be issued in minimum denominations of $___ Liquidation Amount and integral multiples thereof. The Certificates shall be executed on behalf of the Trust by manual signature of at least one Regular Trustee. Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Certificates or did not hold such offices at the date of delivery of such Certificates. A transferee of a Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Sections 6.4, 6.10 and 6.12.

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

Section 6.3  Execution and Delivery of Certificates.

             At the Closing Date the Regular Trustees shall cause Certificates to be executed on behalf of the Trust and delivered by the Property Trustee as provided in Sections 3.12 and 3.13.

Section 6.4 Registration and Transfer and Exchange of Preferred Securities Certificates.

             (a) The Sponsor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.7, a register or registers for the purpose of registering Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which the registrar designated by the Sponsor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 6.9 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar.

             (b) Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 6.7, the Regular Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Regular Trustee or Trustees.

             (c) The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 6.7.

             (d) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with such Person's customary practice. No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

Section 6.5  Mutilated, Destroyed, Lost or Stolen Trust Certificates.

             If (a) any mutilated Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Regular Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.6  Persons Deemed Securityholders.

             The Trustees or the Securities Registrar shall treat the Person in whose name any Certificate shall be registered in the Securities Register as the owner of such Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

Section 6.7  Maintenance of Office or Agency.

             The Property Trustee shall designate, with the consent of the Regular Trustees (which consent shall not be unreasonably withheld), an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Certificates may be served. The Property Trustee initially designates its Corporate Trust Office as its office and agency for such purposes. The Property Trustee shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

Section 6.8  Appointment of Paying Agent.

             The Paying Agent shall make distributions to Securityholders from the Payment Account and shall report the amounts of such distributions to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and reasonably acceptable to the Regular Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Property Trustee. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor that is acceptable to the Regular Trustees to act as Paying Agent (which shall be a bank or trust company). The Property Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the

Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 3.6, 3.7 and 9.3 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 6.9   Ownership of Common Securities by Sponsor.

              On the Closing Date the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another corporation, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Section 801 of the Indenture, any attempted transfer of the Common Securities shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES SET FORTH IN THE DECLARATION (AS DEFINED BELOW)."

Section 6.10 Book-Entry Preferred Securities Certificates; Common Securities Certificate.

              (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a Definitive Preferred Securities Certificate representing such Owner's interest in such Preferred Securities, except as provided in Section 6.12. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 6.12:

                   (i) the provisions of this Section 6.10(a) shall be in full force and effect;

                   (ii) the Securities Registrar, the Sponsor and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration relating to the Book-Entry Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions or Redemption Price on the Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and the giving of instructions or directions to Owners of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates) as the sole Holder of Preferred Securities evidenced by Book-Entry Preferred Securities Certificates and shall have no obligations to the Owners thereof;

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

                    (iii)  to the extent that the provisions of this Section
     6.10 conflict with any other provisions of this Declaration, the provisions of this Section 6.10 shall control; and

                    (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Trust's agreement with the DTC, unless and until Definitive Preferred Securities Certificates are issued pursuant to
     Section 6.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

              (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

Section 6.11  Notices to Clearing Agency.

              To the extent that a notice or other communication to the Owners is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 6.12, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

Section 6.12  Definitive Preferred Securities Certificates.

              If (a) the Sponsor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Sponsor is unable to locate a qualified successor, (b) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Indenture Event of Default, Owners of Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities advise the Regular Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Preferred Securities Certificates, then the Regular Trustees shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Preferred Securities Certificates and the other Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Regular Trustees or the Securities Registrar of the typewritten Preferred Securities Certificate or Certificates representing the Book Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees

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

shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

                                 ARTICLE VII.

                   ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

Section 7.1  Limitation on Voting Rights.

             (a)  Except as provided in this Section, in Sections 3.6, 9.7 and
11.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

             (b) So long as any Subordinated Debt Securities are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Subordinated Debt Securities Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Subordinated Debt Securities, (ii) waive any past default which is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Subordinated Debt Securities Trustee with respect to the Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

             (c) If any proposed amendment to this Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a

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

majority in aggregate Liquidation Amount of the Outstanding Preferred Securities. Notwithstanding any other provision of this Declaration, no amendment to this Declaration may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States Federal income tax purposes.

Section 7.2  Notice of Meetings.

             Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 11.8 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 7.3  Meetings of Preferred Securityholders.

             (a) No annual meeting of Securityholders is required to be held. The Property Trustee, however, shall call a meeting of Preferred Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% or more of the Preferred Securities (based upon their aggregate Liquidation Amount) and the Regular Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

             (b) Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

             (c) If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Preferred Securityholders, unless this Declaration requires a greater number of affirmative votes.

Section 7.4  Voting Rights.

             Securityholders shall be entitled to one vote for each $___ of Liquidation Amount represented by their Securities in respect of any matter as to which such Securityholders are entitled to vote.

Section 7.5  Proxies, Etc.

             At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of

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

record shall be entitled to vote. When Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 7.6  Securityholder Action by Written Consent.

             Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding a majority of all Outstanding Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing.

Section 7.7  Record Date for Voting and Other Purposes.

             For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or to act by written consent, or to participate in any distribution on the Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Regular Trustees or the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

Section 7.8  Acts of Securityholders.

             (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such written instrument or instruments are delivered to the Property Trustee. Such written instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such written instrument or instruments. Proof of execution of any such written instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

             (c) The ownership of Preferred Securities shall be proved by the Securities Register.

             (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

             (e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

             (f) If any dispute arises between the Securityholders and the Property Trustee or among such Securityholders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VII, then the determination of such matter by the Property Trustee shall be conclusive and binding with respect to such matter.

Section 7.9  Inspection of Records.

             Upon reasonable notice to the Regular Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                 ARTICLE VIII.

                         REPRESENTATIONS AND WARRANTIES

Section 8.1  Representations and Warranties of the Property Trustee.

             The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Securityholders that:

             (a) the Property Trustee is a New York banking corporation validly existing and in good standing under the laws of the State of New York;

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

          (b) the Property Trustee has the requisite power and authority to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

          (c) the Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing in the State of Delaware;

          (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

          (e) this Declaration has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (f) the execution, delivery and performance of this Declaration has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee.

Section 8.2  Representations and Warranties of Sponsor.

             The Sponsor hereby represents and warrants that:

             (a) this Declaration has been duly authorized, executed and delivered by the Sponsor and constitutes the valid and legally binding agreement of the Sponsor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             (b) the Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration; and

             (c) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration.

                                  ARTICLE IX.

                 OTHER PROVISIONS WITH RESPECT TO THE TRUSTEES

Section 9.1  Certain Notices.

             Within ten Business Days after the receipt of notice of the Sponsor's exercise of its right to defer the payment of interest on the Subordinated Debt Securities pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.8, notice of such exercise to the Securityholders and the Regular Trustees, unless such exercise shall have been revoked.

Section 9.2  May Hold Securities.

             Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.5 and 9.10 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 9.3  Compensation; Indemnity; Fees.

             (a)  The Sponsor agrees:

                  (i) to pay to the Trustees from time to time such compensation as shall be agreed to in writing between the Sponsor and each Trustee for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                  (iii) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such

     Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

          (b) The provisions of this Section 9.3 shall survive the termination of this Declaration or the resignation or removal of any Trustee.

          (c) No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 9.3.

          (d) The Sponsor and any Trustee (subject to Section 9.5) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Securityholders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 9.4  Corporate Property Trustee Required; Eligibility of Trustees.

          (a) There shall at all times be a Property Trustee hereunder. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          (b) There shall at all times be one or more Regular Trustees hereunder. Each Regular Trustee shall be a natural person at least 21 years of age who is an officer of the Sponsor.

          (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

Section 9.5  Conflicting Interests.

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

          If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Indenture and the Guarantee are hereby excluded for purposes of
Section 310(b)(1) of the Trust Indenture Act.

Section 9.6  Co-Trustees and Separate Trustee.

             (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Regular Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Regular Trustees, the Sponsor shall for such purpose join with the Regular Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

             (b) Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

             (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (i) The Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

                  (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

               (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

               (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

               (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

               (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 9.7  Resignation and Removal; Appointment of Successor.

             (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.8.

             (b) Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders and the other Trustees. If the instrument of acceptance by the successor Trustee required by Section 9.8 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Sponsor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

             (c) Unless an Indenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). A Regular Trustee may be removed by the Common Securityholder at any time.

             (d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Indenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, which successor Trustee shall be domiciled outside of the State of California, and the retiring Trustee shall comply with the applicable requirements of Section 9.8. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Indenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 9.8. If a Regular Trustee shall resign, be removed or become incapable of acting as Regular Trustee, at a time when an Indenture Event of Default shall have occurred and be continuing, the Common Securityholder by Act of the Common Securityholder delivered to the Regular Trustee shall promptly appoint a successor Regular Trustee and such successor Regular Trustee shall comply with the applicable requirements of Section 9.8. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by
Section 9.8, any Securityholder who has been a Securityholder of Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

             (e) The Property Trustee shall, at the expense of the Sponsor, give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.8 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

             (f) Notwithstanding the foregoing or any other provision of this Declaration, in the event any Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Regular Trustees if there are at least two of them or (b) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Regular Trustee or Delaware Trustee, as the case may be, set forth in Section 9.4).

Section 9.8  Acceptance of Appointment by Successor.

             (a) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust.

              (b) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

              (c) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

Section 9.9  Merger, Conversion Consolidation or Succession to Business.

              Any corporation into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 9.10  Preferential Collection of Claims against Sponsor or Trust.

              In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

              (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 9.11  Number of Trustees.

              (a) The number of Trustees shall initially be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Regular Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

              (b) If a Trustee ceases to hold office for any reason and, if such Trustee is a Regular Trustee, the number of Regular Trustees is not reduced pursuant to Section 9.11(a), or if the number of Trustees is increased pursuant to Section 9.11(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 9.7.

              (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee or Regular Trustees in accordance with Section 9.7, the Regular Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

Section 9.12  Delegation of Power.

              (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.5; and

              (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration, as set forth herein.

Section 9.13  Delaware Trustee.

          It is expressly understood and agreed by the parties hereto that, in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust,
(i) any agreements or instruments executed and delivered by The Bank of New York (Delaware) are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Declaration in exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made by The Bank of New York (Delaware) on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by The Bank of New York (Delaware) in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall The Bank of New York (Delaware) in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Declaration, except if such breach or failure is due to any negligence or willful misconduct of the Delaware Trustee.

                                  ARTICLE X.

                      TERMINATION, LIQUIDATION AND MERGER

Section 10.1  Termination upon Expiration Date.

              Unless earlier dissolved, the Trust shall automatically dissolve on __________ (the "Expiration Date"), and the Trust Property shall be distributed in accordance with Section 10.4.

Section 10.2  Early Termination.

              The first to occur of any of the following events is an "Early Termination Event," upon the occurrence of which the Trust shall be dissolved:

              (a) a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor;

              (b) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor;

              (c) the date that is 90 days after the revocation of the articles of incorporation of the Sponsor (but only if the articles of incorporation are not reinstated during such 90-day period);

              (d) the written direction to the Property Trustee from the Sponsor at any time to dissolve the Trust and distribute Subordinated Debt Securities to Securityholders in exchange for the Preferred Securities (which direction is optional and wholly within the discretion of the Sponsor);

              (e) the redemption of all of the Preferred Securities in connection with the redemption of all the Subordinated Debt Securities; and

               (f) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

Section 10.3  Termination.

              The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 10.4, or upon the redemption of all of the Securities pursuant to Section 5.2, of all amounts required to be distributed hereunder upon the final payment of the Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

Section 10.4  Liquidation.

              (a)  If an Early Termination Event specified in clause (a), (b) or
(d) of Section 10.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Subordinated Debt Securities, subject to Section 10.4(d). Notice of liquidation shall be given by the Property Trustee at the expense of the Sponsor by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Securityholder at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                   (i)   state the Liquidation Date;

                   (ii) state that from and after the Liquidation Date, the Securities will no longer be deemed to be Outstanding and any Certificates not surrendered for exchange will be deemed to represent a Like Amount of Subordinated Debt Securities; and

                   (iii) provide such information with respect to the mechanics by which Holders may exchange Certificates for Subordinated Debt Securities, or if Section 10.4(d) applies, receive a Liquidation Distribution.

               (b) Except where Section 10.2(c) or 10.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be (i) one Business Day prior to the Liquidation Date or (ii) in the event that the Preferred Securities are not in book-entry form, the date 15 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Subordinated Debt Securities in exchange for the Outstanding Certificates.

               (c) Except where Section 10.2(c) or 10.4(d) applies, after the Liquidation Date, (i) the Securities will no longer be deemed to be Outstanding,
(ii) certificates representing a Like Amount of Subordinated Debt Securities will be issued to holders of Certificates, upon surrender of such certificates to the Property Trustee or its agent for exchange, (iii) the Sponsor shall use its best efforts to have the Subordinated Debt Securities listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization as the Preferred Securities are then listed, (iv) any Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Subordinated Debt Securities, accruing interest at the rate provided for in the Subordinated Debt Securities from the last Distribution Date on which a Distribution was made on such Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Certificates with respect to such Subordinated Debt Securities) and (v) all rights of Securityholders holding Securities will cease, except the right of such Securityholders to receive Subordinated Debt Securities upon surrender of Certificates.

               (d) In the event that, notwithstanding the other provisions of this Section 10.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Subordinated Debt Securities in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

Section 10.5  Mergers, Consolidations, Amalgamations or Replacements of Trust.

               The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 10.5 or Section 10.4. At the request of the Sponsor, with the consent of the Holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that:

                    (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or
     (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Sponsor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Subordinated Debt Securities;

               (iii) the Preferred Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any;

               (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect;

               (vi) such successor entity has a purpose substantially identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel to the effect that (x) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (y) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act; and

               (viii) the Sponsor owns all of the common securities of such successor entity and the Guarantor guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee.

Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                  ARTICLE XI.

                           MISCELLANEOUS PROVISIONS

Section 11.1  Limitation of Rights of Securityholders.

               Except as otherwise provided in Section 10.2, the death, dissolution, termination, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Securities shall not operate to terminate this Declaration, nor dissolve, terminate or annul the Trust, nor entitle the legal successors, representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 11.2  Amendment.

               (a) This Declaration may be amended from time to time by the Property Trustee, the Regular Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, or (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Declaration shall become effective when notice thereof is given to the Securityholders.

               (b) Except as provided in Section 11.2(c) hereof, any provision of this Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Securityholders representing a majority (based upon aggregate Liquidation Amount) of the Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

               (c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders, this paragraph (c) of this Section 11.2 may not be amended.

               (d) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

               (e) Notwithstanding anything in this Declaration to the contrary, this Declaration may not be amended in a manner which imposes any additional obligation on the Sponsor, the Property Trustee or the Delaware Trustee without the consent of the Sponsor, the Property Trustee or the Delaware Trustee, as the case may be.

               (f) In the event that any amendment to this Declaration is made, the Regular Trustees shall promptly provide to the Sponsor a copy of such amendment.

               (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration which affects its own rights, duties or immunities under this Declaration. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officer's Certificate stating that any amendment to this Declaration is in compliance with this Declaration and that all conditions precedent, if any, to such amendment have been complied with.

Section 11.3   Separability.

               In case any provision in this Declaration or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.4   Governing Law.

               THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 11.5   Payments Due on Non-Business Day.

               If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 5.1(a) and 5.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

Section 11.6   Successors.

               This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger, sale or other transaction involving the Sponsor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

Section 11.7   Headings.

               The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

Section 11.8  Reports, Notices and Demands

               (a) Any report, notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Sponsor, to Sempra Energy, 101 Ash Street, San Diego, California 92101, Attention __________, facsimile number
(619) _____________. Any notice to Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

               (b) Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Regular Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Bank of New York, at its Corporate Trust Office, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee, to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711,
Attention: Corporate Trust Administration; (c) with respect to the Regular Trustees, to them c/o Sempra Energy, 101 Ash Street, San Diego, California 92101, marked "Attention Regular Trustees of Sempra Energy Capital Trust I"; and
(d) with respect to the Trust, to its principal office specified in Section 3.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

Section 11.9   Agreement not to Petition.

               Each of the Trustees and the Sponsor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article X, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 11.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 11.9 shall survive the termination of this Declaration.

Section 11.10  Acceptance of Terms of Declaration; Guarantee and Indenture.

               THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS. THE DEPOSITOR, THE TRUST AND EACH HOLDER AND BENEFICIAL OWNER OF A PREFERRED SECURITY (BY ITS ACCEPTANCE OF AN INTEREST THEREIN) SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS INDEBTEDNESS FOR ALL U.S. TAX PURPOSES AND THE PREFERRED SECURITY AS EVIDENCE OF AN INDIRECT BENEFICIAL OWNERSHIP INTEREST IN THE NOTES.

                           (Signature Pages Follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Declaration to be duly executed, as of the day and year first written above.

                                 SEMPRA ENERGY


                                 By:
                                 __________________________________________
                                 Name:
                                 Title:



                                 THE BANK OF NEW YORK, as Property Trustee


                                 By:
                                 __________________________________________
                                 Name
                                 Title:



                                 THE BANK OF NEW YORK (DELAWARE), as Delaware
                                 Trustee


                                 By:
                                 __________________________________________
                                 Name
                                 Title:

                              REGULAR TRUSTEES


                              By:_______________________________________
                              Name:
                              Title:


                              By:_______________________________________
                              Name:
                              Title:


                              By:_______________________________________
                              Name:
                              Title:

                                      S-2